                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1


    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 1, 2004


     RIG NAME       WD       DESIGN           LOCATION        STATUS*
-----------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------
Ocean Quest       3,500'  Victory Class          GOM         Contracted



-----------------------------------------------------------------------------
Ocean Star        5,500'  Victory Class          GOM         Contracted




-----------------------------------------------------------------------------
Ocean America     5,500'  Ocean Odyssey          GOM         Contracted


-----------------------------------------------------------------------------
Ocean Valiant     5,500'  Ocean Odyssey          GOM         Contracted





-----------------------------------------------------------------------------
Ocean Victory     5,500'  Victory Class          GOM         Contracted



-----------------------------------------------------------------------------
Ocean Confidence  7,500'  DP Aker H-3.2          GOM         Contracted
                           Modified
-----------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------
Ocean Voyager     2,000'  Victory Class          GOM            DODI


-----------------------------------------------------------------------------
Ocean Concord     2,200'  F&G SS-2000            GOM         Contracted





-----------------------------------------------------------------------------
Ocean Lexington   2,200'  F&G SS-2000            GOM         Contracted






-----------------------------------------------------------------------------
Ocean Saratoga    2,200'  F&G SS-2000            GOM         Contracted


-----------------------------------------------------------------------------

                                                        DAYRATE
     RIG NAME     OPERATOR         CURRENT TERM          (000S)        START DATE
-------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
-------------------------------------------------------------------------------------
Ocean Quest      Noble Energy         one well          low 50's       early Sept.
                                                                          2004


-------------------------------------------------------------------------------------
Ocean Star        Kerr-McGee    fourth of four wells    low 60's     early June 2004




-------------------------------------------------------------------------------------
Ocean America      Mariner       one well extension     mid 80's     late Oct. 2004


-------------------------------------------------------------------------------------
Ocean Valiant        ENI        third of three wells    high 50's    late Dec. 2003
                                    plus option




-------------------------------------------------------------------------------------
Ocean Victory        W&T             two wells          mid 70's     mid Aug. 2004
                   Offshore


-------------------------------------------------------------------------------------
Ocean Confidence      BP           five-year term        170's       early Jan. 2001

-------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)
-------------------------------------------------------------------------------------
Ocean Voyager         -                  -                  -               -


-------------------------------------------------------------------------------------
Ocean Concord     Kerr-McGee    one well plus option    mid 50's     early Oct. 2004





-------------------------------------------------------------------------------------
Ocean Lexington    Walter       one well plus option    high 40's    late March 2004
                  Oil & Gas





-------------------------------------------------------------------------------------
Ocean Saratoga       LLOG        one well extension     low 50's     late Oct. 2004
                                     plus option

-------------------------------------------------------------------------------------


     RIG NAME      EST. END DATE             FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
-----------------------------------------------------------------------------------------------
Ocean Quest        mid Nov. 2004    One well plus option with Pogo in mid 70's beginning mid
                                    Nov. and ending late Dec. 2004; followed by LOI for one
                                    well in low 100's beginning late Dec. 2004 and ending late
                                    Mar. 2005.  Available; actively marketing.
-----------------------------------------------------------------------------------------------
Ocean Star        early Nov. 2004   220 day extension with Kerr-McGee in upper 70's beginning
                                    mid Oct. 2004 and ending mid June 2005; followed by 90 day term extension plus option with Kerr-McGee in low 140's
                                    beginning mid June 2005 and ending early Sept. 2005.
                                    Available; actively marketing.
-----------------------------------------------------------------------------------------------
Ocean America      mid Dec. 2004    One well extension plus option with Mariner in mid 110's
                                    beginning early Jan. 2005 and ending early Feb. 2005.
                                    Available; actively marketing.
-----------------------------------------------------------------------------------------------
Ocean Valiant      mid Nov. 2004    One well plus options with Kerr-McGee in mid 80's
                                    beginning mid Nov. and ending late Dec. 2004; followed by
                                    one well with Kerr-McGee in high 90's beginning late Dec.
                                    2004 and ending early Mar. 2005, followed by one well plus options with Kerr-McGee in low 130's beginning mid April
                                    and ending mid June 2005.  Available; actively marketing.
-----------------------------------------------------------------------------------------------
Ocean Victory     early Jan. 2005   LOI for one well plus option in mid 90's beginnning early
                                    Jan. 2005 and ending early March 2005.  LOI for two wells
                                    in low 130's beginning early March and ending early July
                                    2005.  Available; actively marketing.
-----------------------------------------------------------------------------------------------
Ocean Confidence  early Jan. 2006   Available; actively marketing.

-----------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)
-----------------------------------------------------------------------------------------------
Ocean Voyager         -             Reactivating.  One well with Murphy in low 70's beginning
                                    mid Dec. 2004 and ending early Feb. 2005.  Available;
                                    actively marketing.
-----------------------------------------------------------------------------------------------
Ocean Concord     late Dec. 2004    One well with ENI in mid 50's beginning late Dec. 2004 and ending late Feb. 2005; followed by one well for Kerr-McGee in upper 50's beginning late Feb. and ending late Mar.
                                    2005; followed by one well plus option with Kerr-McGee in
                                    mid 70's beginning late Mar. and ending late May 2005.
                                    Available; actively marketing.
-----------------------------------------------------------------------------------------------
Ocean Lexington   mid March 2005    Three well extension with Walter beginning in early Sept.
                                    and ending in mid Dec. 2004.  Rate for first well in mid
                                    40's, second and third wells in upper 40's.  Three
                                    additional extension wells with Walter beginning in mid
                                    Dec. 2004 and ending mid March 2005.  Rate for first and
                                    second wells in mid 50s with third well in low 60s.
                                    Available; actively marketing.
-----------------------------------------------------------------------------------------------
Ocean Saratoga    late Nov. 2004    Three well extension with LLOG in mid 60's beginning late
                                    Nov. 2004 and ending mid March 2005.  Available; actively
                                    marketing.
-----------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 1, 2004


     RIG NAME       WD        DESIGN          LOCATION        STATUS*
----------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
----------------------------------------------------------------------------
Ocean Crusader     200'   Mat Cantilever         GOM         Contracted


----------------------------------------------------------------------------
Ocean Drake        200'   Mat Cantilever         GOM         Contracted
----------------------------------------------------------------------------
Ocean Champion     250'   Mat Slot               GOM         Contracted


----------------------------------------------------------------------------
Ocean Columbia     250'   Independent Leg        GOM         Contracted
                          Cantilever

----------------------------------------------------------------------------
Ocean Spartan      300'   Independent Leg        GOM         Contracted
                          Cantilever
----------------------------------------------------------------------------
Ocean Spur         300'   Independent Leg        GOM         Contracted
                          Cantilever
----------------------------------------------------------------------------
Ocean King         300'   Independent Leg        GOM         Contracted
                          Cantilever
----------------------------------------------------------------------------
Ocean Nugget       300'   Independent Leg        GOM         Contracted
                          Cantilever

----------------------------------------------------------------------------
Ocean Summit       300'   Independent Leg        GOM         Contracted
                          Cantilever
----------------------------------------------------------------------------
Ocean Warwick      300'   Independent Leg        GOM       Contracted/DODI
                          Cantilever
----------------------------------------------------------------------------
Ocean Titan        350'   Independent Leg        GOM         Contracted
                          Cantilever



----------------------------------------------------------------------------
Ocean Tower        350'   Independent Leg        GOM         Contracted
                          Cantilever

----------------------------------------------------------------------------

                                                            DAYRATE
     RIG NAME        OPERATOR            CURRENT TERM        (000S)     START DATE
--------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
--------------------------------------------------------------------------------------
Ocean Crusader    Walter Oil & Gas  two wells plus option  mid 30's   mid Sept. 2004


--------------------------------------------------------------------------------------
Ocean Drake        Chevron/Texaco   two wells plus option  mid 30's   mid Oct. 2004
--------------------------------------------------------------------------------------
Ocean Champion       Millennium     one well plus option   mid 30's   early Sept.
                                                                         2004

--------------------------------------------------------------------------------------
Ocean Columbia    ADTI/Kerr-McGee   one well plus option   mid 30's   early Sept.
                                                                         2004

--------------------------------------------------------------------------------------
Ocean Spartan           LLOG        two wells plus option  high 30's  early Sept.
                                                                         2004
--------------------------------------------------------------------------------------
Ocean Spur            Mariner             two wells        high 30's  early Sept.
                                                                         2004
--------------------------------------------------------------------------------------
Ocean King            Houston             two wells        mid 40's   late Aug.
                    Exploration                                          2004
--------------------------------------------------------------------------------------
Ocean Nugget         Spinnaker            one well         mid 30's   mid Sept.
                                                                         2004

--------------------------------------------------------------------------------------
Ocean Summit            LLOG         three wells plus      high 30's  early Sept.
                                          option                         2004
--------------------------------------------------------------------------------------
Ocean Warwick         Newfield              -                 -           -

--------------------------------------------------------------------------------------
Ocean Titan         Stone Energy    second of two wells    mid 40's    mid July
                                        plus option                      2004



--------------------------------------------------------------------------------------
Ocean Tower         W&T Offshore         two wells         mid 40's   late Oct.
                                                                         2004

--------------------------------------------------------------------------------------


     RIG NAME      EST. END DATE                FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------
Ocean Crusader     early Dec. 2004    Two well extension plus option with Walter in high 30's
                                      beginning early Dec. 2004 and ending late Jan. 2005.
                                      Available; actively marketing.
------------------------------------------------------------------------------------------------
Ocean Drake        early Nov. 2004    Available; actively marketing.
------------------------------------------------------------------------------------------------
Ocean Champion     mid Nov. 2004      Two wells plus option with Energy Partners in mid 30's
                                      beginning mid Nov. and ending mid Jan. 2005.  Available;
                                      actively marketing.
------------------------------------------------------------------------------------------------
Ocean Columbia     early Nov. 2004    One well extension with Kerr-McGee in mid 30's beginning
                                      early Nov. and ending early Dec. 2004.  Available;
                                      actively marketing.
------------------------------------------------------------------------------------------------
Ocean Spartan      early Jan. 2005    Available; actively marketing.

------------------------------------------------------------------------------------------------
Ocean Spur         early Dec. 2004    Available; actively marketing.

------------------------------------------------------------------------------------------------
Ocean King         early Dec. 2004    Available; actively marketing.

------------------------------------------------------------------------------------------------
Ocean Nugget       early Nov. 2004    One well plus option with ADTI/Mission in low 40's
                                      beginning early Nov. and ending mid Dec. 2004.  Available;
                                      actively marketing.
------------------------------------------------------------------------------------------------
Ocean Summit       early Jan. 2005    Available; actively marketing.

------------------------------------------------------------------------------------------------
Ocean Warwick              -          In shipyard for repair of damage due to Hurricane Ivan.

------------------------------------------------------------------------------------------------
Ocean Titan        early Nov. 2004    One well plus option with Stone in low 50's beginning in
                                      late Oct. and ending early Dec. 2004; followed by one well plus options with BHP in mid 50's beginning early Dec.
                                      2004 and ending late Mar. 2005.  Available; actively
                                      marketing.
------------------------------------------------------------------------------------------------
Ocean Tower        late Dec. 2004     One well plus option with ChevronTexaco in mid 50's
                                      beginning late Dec. 2004 and ending early June 2005.
                                      Available; actively marketing.
------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 1, 2004


     RIG NAME       WD        DESIGN            LOCATION       STATUS*
------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------
Ocean Ambassador   1,100'  Bethlehem SS-2000      GOM         Contracted
------------------------------------------------------------------------------
Ocean Whittington  1,500'  Aker H-3               GOM         Contracted
------------------------------------------------------------------------------
Ocean Worker       3,500'  F&G 9500 Enhanced      GOM         Contracted
                           Pacesetter
------------------------------------------------------------------------------
Ocean Yorktown     2,850'  F&G SS-2000            GOM         Contracted
------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------
Ocean Nomad        1,200'  Aker H-3                -       Mobe to North Sea


------------------------------------------------------------------------------
Ocean Guardian     1,500'  Earl & Wright       North Sea      Contracted
                           Sedco 711
                           Series
------------------------------------------------------------------------------
Ocean Princess     1,500'  Aker H-3            North Sea      Contracted


------------------------------------------------------------------------------
Ocean Vanguard     1,500'  Bingo 3000          North Sea      Contracted


------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------
Ocean Bounty       1,500'  Victory Class       Australia      Contracted




------------------------------------------------------------------------------
Ocean Patriot      1,500'  Bingo 3000          Australia      Contracted







------------------------------------------------------------------------------
Ocean Epoch        1,640'  Korkut              Australia      Contracted


------------------------------------------------------------------------------
Ocean General      1,640'  Korkut               Vietnam       Contracted




------------------------------------------------------------------------------
Ocean Baroness     7,000'  Victory Class       Indonesia      Contracted


------------------------------------------------------------------------------
Ocean Rover        7,000'  Victory Class        Malaysia      Contracted




------------------------------------------------------------------------------

                                                        DAYRATE
     RIG NAME       OPERATOR          CURRENT TERM      (000S)       START DATE
------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------
Ocean Ambassador      PEMEX       four year term work   mid 50's   late July 2003
------------------------------------------------------------------------------------
Ocean Whittington     PEMEX       four year term work   low 60's   late July 2003
------------------------------------------------------------------------------------
Ocean Worker          PEMEX       four year term work   high 60's  mid Aug. 2003

------------------------------------------------------------------------------------
Ocean Yorktown        PEMEX       four year term work   mid 40's   late Oct. 2003
------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------
Ocean Nomad           DODI                -               -            -


------------------------------------------------------------------------------------
Ocean Guardian        Shell             one year        high 40's  late March 2004


------------------------------------------------------------------------------------
Ocean Princess       Talisman       three wells plus    low 60's   early Oct. 2004
                                        option

------------------------------------------------------------------------------------
Ocean Vanguard         ENI              one well       low 140's   early Oct. 2004


------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------
Ocean Bounty           OMV            three wells       mid 70's   early Sept.
                                                                     2004



------------------------------------------------------------------------------------
Ocean Patriot         Santos           two wells       high 70's   mid Oct. 2004







------------------------------------------------------------------------------------
Ocean Epoch           Santos        Exeter/Mutineer    mid 60's    mid Jan. 2004
                                   development plus
                                        option
------------------------------------------------------------------------------------
Ocean General         PVE&P         five completion    mid 50's    mid June 2004
                                        options



------------------------------------------------------------------------------------
Ocean Baroness        Unocal        180 day option      110's      late April 2004


------------------------------------------------------------------------------------
Ocean Rover        Amerada Hess      first of two      low 100s    mid Oct. 2004
                                      assignment
                                         wells


------------------------------------------------------------------------------------


     RIG NAME         EST. END DATE                FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------
Ocean Ambassador     mid Dec. 2007     Available.
-------------------------------------------------------------------------------------------------
Ocean Whittington    early Oct. 2006   Available.
-------------------------------------------------------------------------------------------------
Ocean Worker         late July 2007    Available.

-------------------------------------------------------------------------------------------------
Ocean Yorktown       mid July 2007     Available.
-------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------
Ocean Nomad                -           One year program with Talisman in U.K. North Sea in low
                                       80's beginning late Jan. 2005 and ending late Jan. 2006.
                                       Available; actively marketing.
-------------------------------------------------------------------------------------------------
Ocean Guardian       late March 2005   LOI for one year program in U.K. North Sea in low 80's
                                       beginning late Mar. 2005 and ending late Mar. 2006.
                                       Available; actively marketing.
-------------------------------------------------------------------------------------------------
Ocean Princess       late Dec. 2004    One year extension in U.K. North Sea in low 80's beginning late Dec. 2004 and ending late Dec. 2005.  Available;
                                       actively marketing.
-------------------------------------------------------------------------------------------------
Ocean Vanguard       early Jan. 2005   LOI for one year program in Norway in low 140's beginning
                                       in early Jan. 2005 and ending in early Jan. 2006.
                                       Available; actively marketing.
-------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------
Ocean Bounty         late Dec. 2004    LOI for one well plus option in mid 70's beginning late
                                       Dec. 2004 and ending late Jan. 2005; followed by one well
                                       plus option with Hardman in low 80's  beginning in late
                                       Jan. 2005 and ending mid Feb. 2005. Available; actively
                                       marketing.
-------------------------------------------------------------------------------------------------
Ocean Patriot        early Nov. 2004   Two wells plus option with Apache beginning early Nov. and ending mid Dec.  Second of two wells with Bass Straits
                                       beginning mid Dec. 2004 and ending mid Jan. 2005.  LOI for two wells beginning mid Jan. and ending mid Feb.  Two
                                       wells plus option with Santos beginning mid Feb. and
                                       ending late April.  LOI for one well plus three options
                                       beginning late April and ending early June 2005.  All
                                       wells in high 70's.  Available; actively marketing.
-------------------------------------------------------------------------------------------------
Ocean Epoch          late Feb. 2005    Available; actively marketing.


-------------------------------------------------------------------------------------------------
Ocean General        mid Nov. 2004     LOI for two wells in Korea plus mobe/demobe in high 60's
                                       beginning late Nov. and ending mid Mar. 2005; followed by
                                       one well plus one option plus demobe with KNOC in Viet Nam in mid 50's beginning mid Mar. and ending late May 2005.
                                       Available; actively marketing.
-------------------------------------------------------------------------------------------------
Ocean Baroness       early Nov. 2004   180 day extension in mid 130's beginning early Nov. 2004
                                       and ending early May 2005.  Available; actively
                                       marketing.
-------------------------------------------------------------------------------------------------
Ocean Rover          early Nov. 2004   Second assignment well with Amerada Hess in low 110's
                                       beginning early Nov. and ending late Dec. 2004.  Fourth
                                       option well with Murphy declared in low 120's beginning
                                       late Dec. 2004 and ending mid Jan. 2005. Available;
                                       actively marketing.
-------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 1, 2004


   RIG NAME         WD        DESIGN            LOCATION       STATUS*
-------------------------------------------------------------------------------
BRAZIL
-------------------------------------------------------------------------------
Ocean Yatzy       3,300'   DP DYVI Super Yatzy   Brazil       Contracted
-------------------------------------------------------------------------------
Ocean Winner      3,500'   Aker H-3              Brazil       Contracted

-------------------------------------------------------------------------------
Ocean Alliance    5,000'   Alliance Class        Brazil       Contracted

-------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------
Ocean Clipper     7,500'   DP Fluor/Mitsubishi   Brazil       Contracted
-------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------
Ocean Sovereign    250'    Independent Leg       Under tow    Contracted
                           Cantilever
-------------------------------------------------------------------------------
Ocean Heritage     300'    Independent Leg       India        Contracted
                           Cantilever
-------------------------------------------------------------------------------

COLD STACKED (3)
-------------------------------------------------------------------------------
Ocean Liberator    600'    Aker H-3              S. Africa    Cold Stacked
-------------------------------------------------------------------------------
Ocean Endeavor    2,000'   Victory Class         GOM          Cold Stacked
-------------------------------------------------------------------------------
Ocean New Era     1,500'   Korkut                GOM          Cold Stacked
-------------------------------------------------------------------------------

                                                          DAYRATE
   RIG NAME       OPERATOR            CURRENT TERM        (000S)            START DATE
--------------------------------------------------------------------------------------------
BRAZIL
--------------------------------------------------------------------------------------------
Ocean Yatzy       Petrobras        700 day extension      mid 70's        early Nov. 2003
--------------------------------------------------------------------------------------------
Ocean Winner      Petrobras        700 day extension      mid 50's          early April
                                                                               2004
--------------------------------------------------------------------------------------------
Ocean Alliance    Petrobras        one year extension     high 90's         early Sept.
                                                                               2004
--------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------
Ocean Clipper     Petrobras        700 day extension      low 100's       early Jan. 2003
--------------------------------------------------------------------------------------------

INTERNATIONAL JACKUP (2)
--------------------------------------------------------------------------------------------
Ocean Sovereign   Cairn Energy     three wells plus       low 60's        mid Nov. 2004
                                        option
--------------------------------------------------------------------------------------------
Ocean Heritage    Cairn Energy     six wells plus         low 60's        early Nov. 2004
                                       options
--------------------------------------------------------------------------------------------

COLD STACKED (3)
--------------------------------------------------------------------------------------------
Ocean Liberator   DODI                   -                   -                  -
--------------------------------------------------------------------------------------------
Ocean Endeavor    DODI                   -                   -                  -
--------------------------------------------------------------------------------------------
Ocean New Era     DODI                   -                   -                  -
--------------------------------------------------------------------------------------------


   RIG NAME        EST. END DATE           FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------
BRAZIL
-------------------------------------------------------------------------------------
Ocean Yatzy        mid Oct. 2005      Available.
-------------------------------------------------------------------------------------
Ocean Winner       mid March 2006     Available.

-------------------------------------------------------------------------------------
Ocean Alliance     early Sept. 2005   Available.

-------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------
Ocean Clipper      early March 2006   Available; actively marketing.
-------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------
Ocean Sovereign    late April 2005    Under tow to Bangladesh.  Available; actively
                                      marketing.
-------------------------------------------------------------------------------------
Ocean Heritage     mid May 2005       Available; actively marketing.

-------------------------------------------------------------------------------------

COLD STACKED (3)
-------------------------------------------------------------------------------------
Ocean Liberator          -            Cold stacked Nov. '02.
-------------------------------------------------------------------------------------
Ocean Endeavor           -            Cold stacked March '02.
-------------------------------------------------------------------------------------
Ocean New Era            -            Cold stacked Dec. '02.
-------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS. GOM = Gulf of Mexico